CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 1, 2001 included in MIM Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                ARTHUR ANDERSEN LLP


July 11, 2001
Roseland, New Jersey